Exhibit 99.4


                                                                EXECUTION COPY









                         MORGAN STANLEY CAPITAL I INC.

                                 as Purchaser



                                      and



                     MORGAN STANLEY MORTGAGE CAPITAL INC.

                                   as Seller



                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of December 1, 2006




                           Fixed Rate Mortgage Loans


                 Morgan Stanley Mortgage Loan Trust 2006-17XS,
             Mortgage Pass-Through Certificates, Series 2006-17XS


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                               Table of Contents
                                                                          Page
                                                                          ----





ARTICLE I.  DEFINITIONS

      Section 1.01. Definitions                                               1

ARTICLE II.  SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

      Section 2.01. Sale and Assignment of Mortgage Loans.                    2

      Section 2.02. Recognition of Trustee                                    2

      Section 2.03. Obligations of Seller Upon Sale                           2

      Section 2.04. Payment of Purchase Price for the Mortgage Loans          4

ARTICLE III.  REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

      Section 3.01. Seller Representations and Warranties Relating to the
                    Mortgage Loans                                            4

      Section 3.02. Seller Representations and Warranties                    11

ARTICLE IV.  SELLER'S COVENANTS

      Section 4.01. Covenants of the Seller                                  13

ARTICLE V.  INDEMNIFICATION WITH RESPECT TO THE SELLER INFORMATION

      Section 5.01. Indemnification                                          13

ARTICLE VI.  TERMINATION

      Section 6.01. Termination                                              16

ARTICLE VII.  MISCELLANEOUS PROVISIONS

      Section 7.01. Amendment                                                16

      Section 7.02. Governing Law                                            16

      Section 7.03. Notices                                                  16

      Section 7.04. Severability of Provisions                               17

      Section 7.05. Counterparts                                             17

      Section 7.06. Further Agreements                                       17

      Section 7.07. Intention of the Parties                                 17

      Section 7.08. Successors and Assigns: Assignment of Purchase
                    Agreement                                                18

      Section 7.09. Survival                                                 18


Schedule I - Mortgage Loan Schedule I-1


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                                                                EXECUTION COPY


            MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 2006 (the "Agreement"), between MORGAN STANLEY MORTGAGE CAPITAL INC. (the "Seller" or "MSMCI") and MORGAN STANLEY CAPITAL I INC. (the "Purchaser").

                                  WITNESSETH:
                                  -----------

            WHEREAS, the Seller is the owner of either the notes or other evidence of indebtedness (the "Mortgage Notes") or other evidence of ownership so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

            WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

            WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

            WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, and LaSalle Bank National Association, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to Morgan Stanley Mortgage Loan Trust 2006-17XS (the "Trust").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

      Section 1.01 Definitions. All capitalized terms used but not defined herein and below shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            "Seller   Information":   The   information   set   forth  in  the
Prospectus  Supplement  or the Free  Writing  Prospectus  under  the  caption:
"Description   of  the   Mortgage   Loans--Loan   Purchasing   Guidelines   and
Underwriting Standards", "--Loan Purchasing Guidelines--Morgan Stanley Mortgage Capital Inc."

                                 ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

      Section 2.01 Sale and Assignment of Mortgage Loans.

            (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Mortgage Loans and all rights and obligations related thereto, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

            (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Mortgage Loans since the date of MSMCI's acquisition of the Mortgage Loans.

      Section 2.02 Recognition of Trustee

            (a) From and after the date hereof, both MSMCI and the Depositor shall note the transfer of the Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Mortgage Loans, and Servicer shall service the Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

            (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in
Section 12.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      Section 2.03 Obligations of Seller Upon Sale.

            (a) In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (x) to indicate in its books and

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records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (y) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date, its account number and Cut-off Date Principal Balance. Such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

            In connection with such transfer and assignment of the Mortgage Loans, the Seller shall, on behalf of the Purchaser, deliver to and deposit with, the Custodian, as the agent of the Trustee, the documents or instruments set forth in Section 2.01(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan so transferred and assigned.

            If any of the documents referred to above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon
(1) delivery to the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy on a Mortgage Loan was not delivered as required by this Section 2.01, the Seller shall deliver or cause to be delivered to the Custodian, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original to be delivered to the Custodian, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Trustee. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.05 of the Pooling and Servicing Agreement.

            The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01.

            The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether


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now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

      Section 2.04 Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, as directed by the Seller, an amount equal to $523,183,100 in respect of the Mortgage Loans (the "Purchase Price").

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

      Section 3.01 Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans, that as of the Closing Date or as of such date specifically provided herein:

            (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date.

            (b) Seller is the sole owner and holder of the Mortgage Loans free and clear of any liens, pledges, except for the pledge of the Mortgage note by Seller with a warehouse lender disclosed to Purchaser, charges or security interest of any nature, and has full right and authority to sell and assign the same.

            (c) With respect to each Mortgage Loan that is not a Co-op Loan, the Mortgage is a valid, existing and enforceable first (or, if indicated by Seller, second) lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to Mortgage lending institutions generally and specifically referred to in the owner's title insurance policy delivered to the originator of the Mortgage Loan and (x) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (y) which do not adversely affect the appraised value of the Mortgaged Property (or underlying Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan), (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) (iv) with respect to a second lien only, the lien of the first mortgage on the related mortgaged property. Any security agreement, chattel Mortgage or equivalent document related to and delivered in connection with the Mortgage loan establishes and creates a valid, existing and enforceable first (or, if indicated by Seller, second)


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lien and first (or if indicated by Seller, second) priority security interest on the property described therein and the Seller has the full right to sell and assign the same to Purchaser. With respect to each Co-op Loan, the related Mortgage is a valid, subsisting and enforceable first priority security interest on the related cooperative shares securing the Mortgage note, subject only to (i) liens of the related residential cooperative housing corporation for unpaid assessments representing the borrower's pro rata share of the related residential cooperative housing corporation's payment for its blanket Mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (ii) other matters to which like collateral is commonly subject to which do not materially interfere with the benefits of the security interest intended to be provided by the related security agreement.

            (d) The Mortgage Loan is not in default and all monthly payments due prior to the transaction have been paid and all taxes, assessments and insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents relating to the property secured by the Mortgage Loan have been paid. Seller has not advanced funds or induced or solicited any advances or funds by a party other than a borrower directly or indirectly, for the payment of any amounts required by the Mortgage loans.

            (e) With respect to escrow deposits and escrow payments, all such payments are in the possession of Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

            (f) The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interest of Purchaser, and which has been delivered to Purchaser or to such other person as Purchaser shall designate in writing. The substance of any such waiver, alteration or modification has been approved by the issuer of any related private mortgage insurance policy and the title insurer, if any, to the extent required by the policy. No borrower has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of any related private mortgage insurance policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage file delivered to Purchaser or to such other person as Purchaser shall designate in writing.

            (g) The Mortgage Loan is not subject to any right of rescission, set-off, counter claim or defense and is not unenforceable under any terms. The Mortgage note, the Mortgage and any other agreement executed and delivered by a borrower or guarantor, if applicable, are genuine, legal, valid, binding and enforceable obligations of the maker thereof. All parties to the Mortgage note and any other agreement executed and delivered by a borrower or guarantor, if applicable, had legal capacity to execute such documents and all such documents have, in fact, been properly executed by such parties.

            (h) The Mortgage Loan has not been satisfied, cancelled, subordinated or rescinded, in whole or in part (other than as to principal prepayments in full which may have been received prior to the transaction date), and the Mortgaged Property has not been released


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from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (i) The Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) and all improvements thereon are insured against loss by fire and other such hazards as are customary in the area where the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op
Loan) is located. Such coverage shall contain fire and hazard insurance policy with extended coverage as called for under the Seller's guide. Such insurance policy and any other insurance policy related to the Mortgage Loan or the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op
Loan) contains a standard Mortgagee clause naming Seller and its successors and assigns as Mortgagee and loss payee. Each Mortgage obligates the borrower there under to maintain such insurance at their costs and expense and allows the Mortgagee to obtain and maintain such insurance at borrower's costs and expense, and to seek reimbursement from the borrower should there be any failure by the borrower to maintain such policy. If any flood insurance is required by applicable law or pursuant to the Mortgage Loan documents or any other applicable requirement, then it has been obtained and in full force and effect. Any statements made by the borrower or the Seller in applications for such policies were true, complete and correct at the time the application was made and there are no events that have occurred since that policy was issued that would affect the stated coverage of the policy.

            (j) Any and all requirements of any federal, state or local law which include, but are not limited to usury, truth-in-lending, real estate settlement procedures, disclosure laws, consumer credit protection and equal credit opportunity have been complied with.

            (k) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement or anticipation of future advances there under (other than any escrow holdbacks retained pursuant to the terms of a related construction loan). All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid.

            (l) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy, or with respect to any mortgage loan for which the related mortgaged property is located in California, a CLTA lender's title insurance policy, or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (c) above) the Seller, its successors and assigns, as to the first (or, if indicated by Seller, second) priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (i), (ii), (iii) and (iv) of paragraph (c) of this Section 3.01, and in this case of adjustable rate mortgage loans, against any loss by reason of the invalidity or unenforcability of the lien resulting from the provisions of the mortgage providing for adjustment to the mortgage interest rate and monthly payment. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made

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under such lender's title insurance policy, and no prior holder of the related
Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (m) There is no default, breach, violation, anticipated breach or event of acceleration existing under the Mortgage or the related Mortgage Note and no existing or known event which, with the passage of time, (or with notice and the expiration of any grace or cure period) would constitute a default, breach, violation or event of acceleration under such Mortgage or the related Mortgage Note.

            (n) At settlement of the Mortgage Loan, and, to the Seller's knowledge as of the transaction date, there were no mechanic's liens or claims for work, labor or material affecting the Mortgaged Property (or the related residential dwelling unit at the underlying mortgaged property, in the case of a Co-op Loan) which are or may be a lien prior to the lien of such Mortgage except those which are insured against by the title insurance policy.

            (o) With respect to each mortgage loan, which is not a Co-op Loan, all improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property except for de minimis encroachments permitted by the Fannie Mae Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment or adverse circumstance which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above or are acceptable under Fannie Mae or Freddie Mac guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

            (p) Except for approximately 0.05% of the Mortgage Loans, by aggregate stated principal balance as of the Cut-off Date, each Mortgage Loan substantially complies with all the terms, conditions and requirements of Seller's standards in effect at the time of origination of such Mortgage Loan. With respect to the remaining Mortgage Loans, each such Mortgage Loan complies with all the terms, conditions and requirements of the related originator's standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac.

            (q) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of the Seller's knowledge there are no such proceedings scheduled to commence at a future date.

            (r) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) of the benefits of the security provided thereby, including (i) in the case of


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a Mortgage designated as a deed of trust, by trustee's sale, and (ii)
otherwise by judicial foreclosure. Following the date of origination of the Mortgage Loan, the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) has not been subject to any bankruptcy proceeding or foreclosure proceeding and the borrower has not filed for protection under applicable bankruptcy laws.

            (s) Seller has used no selection procedure in soliciting or selecting the Mortgage Loans to be sold to Purchaser or in the solicitation of borrowers which is in violation of law.

            (t) Unless otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain provisions pursuant to which monthly payments are paid or partially paid with funds deposited in any separate account established by the Seller, the borrower, or anyone on behalf of the borrower, or paid by any source other than the borrower nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment Mortgage Loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

            (u) Each Mortgage Note requires a monthly payment which is sufficient to amortize fully the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in negative amortization.

            (v) If required by specific loan programs, a Mortgage Loan with an LTV greater than 80% is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith.

            (w) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units. dwelling units in PUDs and cooperatives, which, to the best of the Seller's knowledge, does not include mobile homes and, except if the Mortgage Loan is a Co-op Loan, does not constitute other than real property under state law.

            (x) No action has been taken or failed to be taken by the Seller on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured).

            (y) The origination, servicing and collection practices with respect to the Mortgage Loan have been in all material respects in accordance with accepted mortgage


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servicing practices of prudent lending institutions, applicable laws and regulations, and have been in all material respects legal and proper.

            (z) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

            (aa) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

            (bb) The Mortgage Loan documents contain an appraisal of the related Mortgaged Property by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and/or the appraiser satisfy the applicable requirements or minimum qualifications of FIRREA, Fannie Mae or Freddie Mac, as applicable.

            (cc) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            (dd) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            (ee) None of the Mortgage Loans is a "high cost" loan as defined by applicable predatory and abusive lending laws.

            (ff) None of the Mortgage Loans is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

            (gg) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.).

            (hh) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21a-1 et seq.).

            (ii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current version of Standard & Poor's LEVELS(R), which is now Version 5.7 Glossary Revised, Appendix E (the "Glossary") which is attached as Exhibit Q to the Pooling and Servicing Agreement where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan

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Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

            (jj) In connection with the origination of the Mortgage Loan, no proceeds from such Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy, credit disability, credit unemployment or credit property insurance policy.

            (kk) Each Mortgage Loan that is subject to a prepayment penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. No such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination.

            (ll) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. With respect to each Mortgage Loan the Seller has caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

            (mm) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

            With respect to the representations and warranties set forth in this Section 3.01 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee as set forth in Section 2.05 of the Pooling and Servicing Agreement that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            Upon discovery by the Depositor, the Seller, the Servicer, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in this Article III or
Section 2.05 of the Pooling and Servicing Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage

Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.05 of the Pooling and Servicing Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 3.01 to cure, repurchase or substitute for a defective Mortgage Loan constitutes the sole remedy of the Purchaser respecting a missing or defective document or a breach of the representations or warranties contained in this Section 3.01.

      Section 3.02 Seller Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

            (i) The Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of New York and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

            (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller's legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, (2) general equity principals (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

            (iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

            (iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its certificate of incorporation, bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

            (v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business.

            (vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency.

            (viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties, or materially and adversely affect the performance of any of its duties hereunder.

            (ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement and the Pooling and Servicing Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement and the Pooling and Servicing Agreement.

            (x) The Seller is not transferring the Mortgage Loans to the Purchaser hereunder with any intent to hinder, delay or defraud any of its creditors.

            (xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

            (xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                                 ARTICLE IV.

                              SELLER'S COVENANTS

      Section 4.01 Covenants of the Seller.

            (a) The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

            (b) The Seller hereby covenants that neither it nor any affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither the Seller nor any affiliate of the Seller shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from a Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.

                                  ARTICLE V.

            INDEMNIFICATION WITH RESPECT TO THE SELLER INFORMATION

      Section 5.01 Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Free Writing Prospectus, or any amendment or supplement to the Prospectus Supplement or the Free Writing Prospectus approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, or the Free Writing Prospectus or any amendment or supplement thereto, approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information contained in the Prospectus Supplement or the Free Writing Prospectus and (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on the Mortgage Loan Schedule transmitted to the Purchaser or any affiliate thereof by computer tape (unless such information was amended by information contained on a subsequent computer tape) by or on behalf of the Seller containing information regarding the assets of the Trust. This indemnity provision will be in addition to any liability which the Seller may otherwise have.

            (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto, or the Free Writing Prospectus or any amendment or supplement thereto or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, or the Free Writing Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is not contained in the Seller Information in the Prospectus Supplement or the Free Writing Prospectus. This indemnity provision will be in addition to any liability which the Purchaser may otherwise have.

            (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Article V, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

            Each indemnified party, as a condition of the indemnity provisions contained in Sections 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

            In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V are for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provision incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller, on the one hand, and the Purchaser, on the other, from the sale of the Mortgage Loans determined in accordance with the ratio that the difference between the proceeds to the Seller in respect of the Mortgage Loans and the total proceeds received by the Purchaser from the sale of the Offered Certificates (the "Spread") bears to the total proceeds received by the Purchaser from the sale of the Offered Certificates, and the Seller is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnified parties shall contribute in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnified parties in connection with the statements or omissions which resulted in such losses as well as any other relevant equitable considerations. Relative benefits shall be determined as provided in the second preceding sentence. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Seller or the Purchaser. For purposes of this Section 5.01, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser, each director and officer of the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.

                                  ARTICLE VI.

                                  TERMINATION

      Section 6.01 Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's and the Purchaser's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article VII of the Pooling and Servicing Agreement.

                                 ARTICLE VII.

                           MISCELLANEOUS PROVISIONS

      Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

      Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

            if to the Seller:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-17XS

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

            if to the Purchaser:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-17XS

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

      Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

      Section 7.06. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

            Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

      Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than the pledging of the

Mortgage Loans by the Seller to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

      Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to the trust that will issue a series of certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

      Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MORGAN STANLEY CAPITAL I INC.,
                                       as Purchaser


                                    By:   /s/ VALERIE KAY
                                          ------------------------
                                          Name: VALERIE KAY
                                          Title: VICE PRESIDENT



                                    MORGAN STANLEY MORTGAGE CAPITAL
                                    INC.,
                                       as Seller


                                    By:   /s/ VALERIE KAY
                                          ------------------------
                                          Name: VALERIE KAY
                                          Title: VICE PRESIDENT


Acknowledged and Agreed:


LASALLE BANK, NATIONAL ASSOCIATION,
as Trustee for the Morgan
Stanley Mortgage Loan Trust 2006-17XS



By:   /s/ SUSAN L. FELD
      ------------------------------
      Name: SUSAN L. FELD
      Title: ASSISTANT VICE PRESIDENT

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE
                            ----------------------


            [on file with Custodian, Trustee, Seller and Purchaser]